Off-balance sheet commitments	6 Months Ended
Jun. 30, 2025
Capital commitments [abstract]
Off-balance sheet commitments

Note 19. Off-balance sheet commitments

As of June 30, 2025	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
	$ in thousands
Clinical & Research and Development agreements	75	75	-	-	-
IT licensing agreements	3,174	1,110	2,064	-	-
Total commitments	3,249	1,185	2,064	-	-

As of December 31, 2024	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
	$ in thousands
Clinical & Research and Development agreements	67	67	-	-	-
IT licensing agreements	1,177	288	889	-	-
Total commitments	1,244	355	889	-	-

Calyxt Lease Guaranty

In addition to the amounts stated in the above table, in September 2017 Cellectis provided a guaranty on the lease agreement that Calyxt entered into for its headquarters in Roseville, Minnesota. The lease has a term of twenty years with four options to extend its term for five years.

Calyxt previously agreed to indemnify Cellectis for any obligations under this guaranty, effective upon Cellectis’ ownership falling to 50 percent or less of Calyxt’s outstanding common stock. Accordingly, Calyxt’s indemnification obligation was triggered in October 2022.

In connection with the Merger Agreement, we executed a voting agreement with Cibus to vote in favor of and approve all the transactions contemplated by the Merger Agreement, subject to the terms and conditions thereof. Pursuant to the voting agreement, at such time that the annual revenues of Calyxt Inc. equals $25.0 million or more for two consecutive 12-month periods after the closing of the Merger, Cibus will use commercially reasonable efforts to terminate our guaranty of Calyxt’s lease agreement with respect to its headquarters, which we provided in favor of the landlord of that property. As of June 30, 2025, our lease guaranty represents a potential commitment in the amount of $20.7 million over the remaining 13 years lease period. Cibus, however, will not be required to replace us as guarantor or pay any fees in connection with termination of the guaranty. Until the parties are able to terminate our lease guaranty, Cibus. may not renew or extend the lease or enter into any amendment that would increase our obligation under the lease guaranty. Further, Cibus, from and after the closing of the Merger, agrees to indemnify us and our affiliates in connection with the Cibus lease and our guaranty thereof.

Obligations under the terms of license agreements and collaboration agreements

We also have agreements whereby we are obligated to pay royalties and milestone payments based on future events that are uncertain and therefore they are not included in the table above.

Obligations under the terms of IT licensing agreements

We have entered into cloud-computing arrangements which are accounted for as service contracts. Under these arrangements; we have obligations to pay quarterly fixed fees per active number of user licenses.